Offerings - Offering: 1	Sep. 25, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 59,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 8,147.90
Offering Note	The Transaction Value is calculated as the aggregate maximum purchase price for shares of beneficial interest. The Amount of Filing Fee is calculated at 0.01381% of the Transaction Valuation.